Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of WestRock Company (the “Corporation”), for the quarter ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, David B. Sewell, Chief Executive Officer and President of the Corporation, and Alexander W. Pease, Executive Vice President and Chief Financial Officer of the Corporation, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ David B. Sewell
David B. Sewell
Chief Executive Officer and President
May 3, 2024

/s/ Alexander W. Pease
Alexander W. Pease
Executive Vice President and Chief Financial Officer
May 3, 2024